EXHIBIT 10.2

SECOND AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Second Amendment to Securities Purchase Agreement (this "Amendment") is entered into on March 7, 2016 by and between Premier Biomedical, Inc., a Nevada corporation (the "Company") and Redwood Management, LLC (the "Purchaser").

RECITALS

WHEREAS, the Company and Purchaser are parties to that certain Securities Purchase Agreement dated as of December 28, 2015 (the "Agreement");

WHEREAS, the parties entered into a First Amendment to Securities Purchase Agreement dated February 22, 2016 (the "First Amendment");

WHEREAS, the parties desire to further amend the Agreement as set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Section 2.1 of the Agreement is amended and restated in its entirety as follows:

"2.1 Purchase. The Purchaser will purchase an aggregate of up to $525,000 in Subscription Amount of Notes, corresponding to an aggregate of $551,250 in Principal Amount of Notes. The purchase will occur in five (5) tranches (each a "Tranche"), as follows:

No.	Amount ($)	Timing
1.	$150,000	Funded 12/28/15
2.	$125,000	Funded 1/8/16
3.	$75,000	Funded 2/26/16
4.	$75,000	3/7/16
5.	$100,000	3/11/16

provided that none of the Tranches will be subject to the Equity Conditions."

4. Other than as set forth herein, the terms and condition of the Agreement shall remain in full force and effect.

[signature page to follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above.

"Company"		"Purchaser"

Premier Biomedical, Inc.		Redwood Management, LLC

By:	/s/ William A. Hartman	By:	/s/ John DeNobile
Name:	William A. Hartman	Name:	John DeNobile
Its:	President	Its:	Manager